SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                   --------
         Cash Account Trust - Government & Agency Securities Portfolio




THE FOLLOWING CHANGES ARE EFFECTIVE ON OR ABOUT AUGUST 1, 2016:


The following information is added to the existing disclosure contained under the "TO PLACE ORDERS" sub-heading of the "PURCHASE AND SALE OF FUND SHARES" section of the summary section of the fund's prospectuses.



The fund is expected to be used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio.

The following information is added to the existing disclosure in the "Investing in the Fund" section of the fund's prospectuses.



The fund is expected to be used as a cash management vehicle for the cash collateral received in connection with the securities lending program of the Deutsche family of funds. Generally, when an investor participates in a securities lending program as a lender, they enter into a securities lending authorization agreement with a lending agent. Under such agreement, the lending agent is authorized to invest the cash collateral securing loans of securities of each investor in a variety of instruments, including the fund. Investment in the fund by such lending agents will be subject to the terms of their agreements with those investors. As a cash management vehicle for investment of cash collateral, the fund may be subject to greater shareholder concentrations and experience large purchases and redemptions over a relatively short time period. Fund management considers these and other factors in constructing the fund's portfolio.

               Please Retain This Supplement for Future Reference


July 1, 2016
PROSTKR-647

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